SUPPLEMENT TO MAY 1, 2020 PROSPECTUS OF

MUTUAL OF AMERICA INVESTMENT CORPORATION

DATED DECEMBER 15, 2020

Within the “Information About Funds Shares” section on pages 143-144, replace the “Purchase of Fund Shares”, “Breakpoints Discounts”, “Redemption of Shares”, and “Exchanging Your Shares” sections with the following:

Purchase of Fund Shares

The Investment Company offers shares in the Funds to the Insurance Companies, without sales charge, for allocation to their Separate Accounts. See your variable annuity or variable life insurance prospectus or brochure for information on how to purchase and redeem investments in the separate accounts that invest in the funds. Acceptance by the Insurance Company of an order for allocating account balance to one of the separate account subaccounts constitutes a purchase order for shares of the corresponding Fund of the Investment Company. Shares of the Funds are also offered through retirement plans. See your Summary Plan Description or consult with your plan sponsor for information on how to purchase shares of the Funds through your retirement plan.

Institutions, such as endowments, foundations, corporations, not-for-profit corporations, municipalities and other public entities, and trusts, may purchase shares of the Funds from the Funds’ transfer agent or through investment representatives who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative for specific information.

The Funds consider a purchase or sale order as received when an investment representative receives the order in good order before 4:00 p.m. Eastern Time. These orders will be priced based on a Fund’s NAV next computed after such order is received by the investment representative. It is the responsibility of the investment representative to transmit properly completed purchase orders to the Fund in a timely manner. Any change in price due to the failure of a Fund to timely receive an order must be settled between the investor and the investment representative placing the order.

Purchases of the Funds may be made on any business day. This includes any days on which the Funds are open for business, other than weekends and days on which the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The minimum initial investment in each Fund is $3,000. Subsequent investments in all Funds must be at least $100. Shares of the Funds are offered continuously for purchase at the NAV per share of the Fund next determined after a purchase order is received. Investors may purchase shares of the Funds by check or wire, as described below.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, starter checks, traveler’s checks, money orders, cash, and credit card convenience checks are not accepted.

A Fund or the Adviser may waive its minimum purchase requirement, or a Fund may reject a purchase order, if it is deemed to be in the best interest of either the Fund and/or its shareholders.

Instructions for Opening or Adding to an Account

Important Information About Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you is that when you open an account, you are required to provide your name, residential address, date of birth, and identification number. We may require other information that will allow us to identify you.

Foreign Investors

Each Fund will only accept new account applications and additional purchases of Fund shares from an established shareholder account that (1) reflects an address located within the U.S. or its territories; or (2) reflects a U.S. military address; and (3) in every case, is associated with a valid U.S. taxpayer identification number. Funds are only offered for sale in the United States and are not available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investment in the Funds as a U.S. mutual fund.

By Regular Mail or Overnight Service

Initial Investment:

If you would like to open an account, you will first need to complete an Account Application. You can obtain an Account Application by calling the Investment Company’s Customer Service at 1-800-914-8716.

1.

Carefully read and complete an account application. Establishing your account privileges now saves you the inconvenience of having to add them later. Purchase orders must be received by the Fund in “good order”. This means your completed account application must be accompanied by payment for the shares you are purchasing.

2.	Make check or certified check payable to Mutual of America Investment Corporation the applicable Fund.
3.	Mail to: Mutual of America Investment Corporation, c/o FIS Investor Services 4249 Easton Way, Columbus, OH 43219.

Subsequent Investments:

Subsequent investments can be made by check or certified check payable to the applicable Fund and mailed to the address indicated above. Your account number should be written on the check.

By Telephone

If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling the Investment Company’s Customer Service at 1-800-914-8716 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

By ACH

Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Fund does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

By Wire Transfer

Note: Your bank may charge a wire transfer fee.

For initial investment: Before wiring funds, call 1-800-914-8716 to advise that an initial investment will be made by wire and to receive an account number and wire instructions.

By Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of the Fund.

Breakpoint Discounts

Since the Investment Company does not charge front end or back end sales charges, there are no breakpoint discounts.

Redemption of Shares

The Investment Company redeems all full and fractional shares of the Funds for cash. The redemption price is the net asset value per share we next determine. We do not impose any deferred sales charge on redemptions.

We pay redemption proceeds normally within seven days of receipt of the redemption request with cash holdings or through sale of assets by the Fund, unless the Investment Company suspends or delays payment of redemption proceeds as permitted in accordance with SEC regulations.

In the unlikely event that the Money Market Fund’s weekly liquid assets fall below 30% of its total assets, and if the Board of Directors determines that it is in the best interests of the Money Market Fund, then the Money Market Fund may impose a liquidity fee as early as the same day of up to 2% on all redemptions or may temporarily suspend redemptions for up to 10 business days in any 90 day period. The Money Market Fund will discontinue the redemption fee or suspension of redemptions once the fund’s weekly liquid assets have risen to or above 30% of the Fund’s total assets, or earlier if the Board of Directors determines that it is in the best interests of the Fund to do so.

In the unlikely event that the Money Market Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, then the Money Market Fund must impose a liquidity fee of 1% on all redemptions the next business day, unless the Board of Directors determines that it would not be in the best interests of the Money Market Fund to impose such a fee, or unless the Board of Directors determines that a higher (up to 2%) or lower fee would be in the best interests of the Money Market Fund.

The Money Market Fund will notify shareholders about the imposition and lifting of redemption fees and redemption suspensions by posting a notice on the Mutual of America Life Insurance Company website. The proceeds of any redemption fee will be added to the net assets of the Money Market Fund. If the Money Market Fund’s weekly liquid assets fall below 10% of its total assets, and the Board of Directors determines that it would not be in the best interests of the Fund to continue operations, the Money Market Fund’s assets would be liquidated and your investment in the Money Market Fund would be redeemed and the proceeds handled in accordance with the terms of your life insurance policy or annuity contract.

Instructions for Selling Shares

For investors whose interest in the Fund is through an insurance company Separate Account, you can redeem Separate Account units that invest in the fund either by calling 1-800-468-3785, or by written request to your Mutual of America Regional Office, which can be found on www.mutualofamerica.com. Acceptance by the Insurance Company of an order for withdrawal of account balance from one of the separate account subaccounts constitutes a redemption order for shares of the corresponding Fund of the Investment Company. Fund shares held through a financial intermediary may be redeemed through the financial intermediary. For investors whose interest in the Fund is through a retirement plan, see your Summary Plan Description or consult with your plan sponsor for information on how to redeem investments through your retirement plan.

Direct investors may sell their shares at any time. Your sales price will be the next NAV after your redemption request that is in good order is received by the Funds, their transfer agent, or your investment representative. Normally the Funds will send proceeds, by check or electronic transfer, within seven (7) days after your request is received. A request for a withdrawal in cash from any Fund constitutes a redemption or sale of shares for a mutual fund shareholder.

By Telephone

The easiest way to redeem shares is by calling 1-800-914-8716. When you fill out your original application, be sure to check the box marked “Telephone Authorization.” Then when you are ready to sell, call and tell us which one of the following options you would like to use:

1.	Mail a check to the address of record;

2.	Wire funds to a previously designated domestic financial institution;

3.	Mail a check to a previously designated alternate address; or

4.	Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

Verifying Telephone Redemptions

The Funds make every effort to ensure that telephone redemptions are only made by authorized shareholders. You will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions, and exchanges by telephonic or facsimile instructions, may be revoked at the discretion of the Fund without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place orders requested by telephone, transaction requests may be made by registered or express mail.

By Mail

2(a) Call 1-800-914-8716 to request redemption forms or write a letter of instruction indicating:

•	your Fund and account number

•	amount you wish to redeem

•	address to which your check should be sent

•	account owner signature

2(b) Mail to: Mutual of America Investment Corporation

c/o FIS Investor Services

P.O. Box 182572

Columbus, OH 43218

By Overnight Service

See instruction 2 above.

Send to: Mutual of America Investment Corporation

c/o FIS Investor Services

4249 Easton Way, Suite 400,

Columbus, OH 43219

By ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

By Wire Transfer

You must indicate this option on your application. The Fund may charge a wire transfer fee.

Note: Your financial institution may also charge a separate fee. Call 1-800-914-8716 to request a wire transfer.

If you call by 4:00 p.m. Eastern Time, your payment normally will be wired to your bank on the next business day.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $100, and you must have a balance of $3,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Redemptions in Writing Required

You must request redemption in writing in the following situations:

1.	Redemptions from Individual Retirement Accounts (“IRAs”).

2.	Circumstances under which redemption requests require a signature guarantee include, but may not be limited to, each of the following:

•	Your account address has changed within the last 14 calendar days.

•	The check is not being mailed to the address on your account.

•	The check is not being made payable to the owner(s) of the account.

•	The redemption proceeds are being transferred to another Fund account with a different registration.

•	The redemption proceeds are being wired to bank instructions not on your account.

Signature guarantees must be obtained from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

Redemptions within 10 Days of Initial Investment

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares with a certified check.

Refusal of Redemption Request

Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

Redemption in Kind

The Funds reserve the right to make payment in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (a redemption of more than 1% of a Fund’s net assets). If a Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. To the extent feasible, the Fund expects that a redemption in kind would be a pro rata allocation of the Fund’s portfolio. If you receive securities when redeeming your account, the securities will be subject to market fluctuation and you may incur tax and brokerage charges if the securities are sold.

Closing of Small Accounts

If your account value falls below $1,000 due to redemption activity, the Fund may ask you to increase your balance. If it is still below $1,000 after 60 days, the Fund may close your account and send you the proceeds at the then current NAV.

Undeliverable Redemption Checks

For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as “undeliverable” or (2) are not cashed within six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that are not cashed within six months will be canceled and the money reinvested in the Fund.

Exchanging Your Shares

You can exchange your shares in one Fund for shares of another Mutual of America Investment Corporation Fund. No transaction fees are charged for exchanges. An exchange is considered a sale. Consequently, gains from an exchange may be subject to applicable tax.

You must meet the minimum investment requirements for the Fund into which you are exchanging.

Instructions for Exchanging Shares

Exchanges may be made by sending a written request to Mutual of America Investment Corporation, c/o FIS Investor Services, 4249 Easton Way, Suite 400, Columbus, OH 43219, or by calling 1-800-914-8716. Please provide the following information:

•	Your name and telephone number

•	The exact name on your account and account number

•	Taxpayer identification number (usually your social security number)

•	Dollar value or number of shares to be exchanged

•	The name of the Fund from which the exchange is to be made

•	The name of the Fund into which the exchange is being made.

Please refer to “Selling your Shares” for important information about telephone transactions.

Notes on Exchanges

•	The registration and tax identification numbers of the two accounts must be identical.

•	The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.